U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2024
ADVANCED EMISSIONS SOLUTIONS, INC.
(Name of registrant as specified in its charter)

Delaware	001-37822	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8051 E. Maplewood Avenue, Suite 210, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 598-3500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADES	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 31, 2024, Advanced Emissions Solutions, Inc. (the "Company") filed an amendment (the "Amendment") to its Second Amended and Restated Certificate of Incorporation to change the Company’s name to "Arq, Inc." (the "Name Change"), to be effective February 1, 2024. The Company also amended and restated its Bylaws solely to update the Company’s name to Arq, Inc., to be effective February 1, 2024.
In connection with the Name Change, the Company will begin trading on the Nasdaq Global Market under the new ticker symbol "ARQ". The new ticker symbol will become effective at the open of the market on February 1, 2024.
A copy of the Amendment, as filed with the Secretary of State of the State of Delaware on January 31, 2024, is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Company’s Amended and Restated Bylaws, as amended to reflect the Name Change, is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events
On January 31, 2024, the Company issued a press release announcing the Name Change. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, effective February 1, 2024
3.2	Amended and Restated Bylaws, effective February 1, 2024
3.3	Amended and Restated Bylaws, effective February 1, 2024 (redlined)
99.1	Press Release, dated January 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2024

Advanced Emissions Solutions, Inc.
Registrant

/s/ Robert Rasmus
Robert Rasmus
Chief Executive Officer

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